UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 15, 2005


                             Kinetic Concepts, Inc.
             (Exact name of registrant as specified in its charter)


        Texas                 0001-09913                   74-1891727
-------------------------------------------------------------------------------
 (State or other              (Commission               (IRS Employer
  jurisdiction                 File Number)             Identification No.)
 of incorporation)

              8023 Vantage Drive
              San Antonio, Texas                                      78230
-------------------------------------------------------------    --------------
   (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (210) 524-9000

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

         On November 15, 2005, Kinetic Concepts, Inc. announced the appointment of Woodrin Grossman to the Board of Directors as a Class A director and a member of the Audit and Compliance Committee and the Nominating and Governance Committee. In connection with the appointment, the Board of Directors, by resolution, increased the size of the board under the Bylaws from nine to ten directors.


Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued by Kinetic Concepts, Inc. on
                November 15, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KINETIC CONCEPTS, INC.
                                               (REGISTRANT)


Date: November 15, 2005                        By:  /s/ Martin J. Landon
                                                    ---------------------------
                                               Name:   Martin J. Landon
                                               Title:  Vice President and Chief
                                                       Financial Officer

                                 Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by Kinetic Concepts, Inc. on
               November 15, 2005.